Exhibit 10.2
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is dated as of March 19, 2012, and entered into by and between SONOMA GRANDE TULSA, LLC, a Delaware limited liability company (“Seller”), and STEADFAST ASSET HOLDINGS, INC., a California corporation (“Buyer”).

RECITALS

WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement, dated as of February 15, 2012 (the “Purchase Agreement”).

WHEREAS, Seller and Buyer desire to modify the Purchase Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Extension Period. The second to the last sentence in Section 4.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, on or before the Closing Date, Purchaser shall have the right to extend the outside date by which Closing must occur for two (2) additional thirty (30) day periods by (a) notifying Seller in writing of Purchaser’s election to so extend Closing and (b) depositing with Escrow Agent an additional Two Hundred Fifty Thousand and No/100 Dollars ($250,000) earnest money for each such thirty (30) day period (the “Additional Earnest Money”), provided that the payment of $250,000 due to Escrow Agent on May 16, 2012 shall be paid on March 19, 2012. For the avoidance of doubt, if Purchaser elects to exercise the first thirty (30) day extension of the Closing to May 16, 2012, then Purchaser shall deposit with Escrow Agent an additional $250,000 on or before April 16, 2012.”

The last sentence in Section 4.1 of the Purchase Agreement is hereby amended by inserting the word “each” in front of the word “such” in the third line from the bottom.

2.Miscellaneous.

a.Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

b.Partial Invalidity. If any term or provision of this Amendment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Amendment shall be valid and enforced to the fullest extent permitted by law.

c.No Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

d.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

e.Entire Agreement; No Other Modification. This Amendment is the final expression of, and contains the entire agreement among, the parties hereto with respect to the subject matter set forth herein and may not be modified other than by an agreement in writing signed each party hereto. Except as expressly modified by this Amendment, all terms and conditions of the Purchase Agreement, together with any and all exhibits thereto, shall remain unmodified and are in full force and effect and enforceable in accordance with their terms. In the event of a conflict between the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control.

f.Counterparts. This Amendment may be executed in counterparts, each of which shall constitute a separate document but all of which together shall constitute one and the same agreement. Signature pages may be detached and reattached to physically form one document. A signature scanned and sent by facsimile and/or e-mail shall be binding as an original signature.

<Signatures follow on next page(s)>

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

SELLER

SONOMA GRANDE TULSA, LLC,
a Delaware limited liability company

By:    FDC Development JV, LLC,
a Delaware limited liability company,
its sole member

By:     Flournoy Development Company, LLC,
a Georgia limited liability company,
its manager

By:	/s/ Thomas H. Flournoy
Thomas H. Flournoy
President

BUYER

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Rodney F. Emery
Rodney F. Emery
President

S-1